UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AB PRIVATE CREDIT INVESTORS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following email was made available to stockholders of AB Private Credit Investors Corporation on September 12, 2022.

Re: PLEASE VOTE! AB Private Credit Investors Corporation – 2022 Annual Meeting of Stockholders

BERNSTEIN AB Private Credit Investors Corporation will hold its 2022 Annual Meeting of Stockholders on September 20, 2022 at 11:45 AM Eastern Time at www.proxydocs.com/AB. Vote online by clicking on the following link: http://www.proxypush.com/AB Your Voting Control Number is: 320523803833 Once you have voted, your account will be removed from further communications concerning this meeting. Should you have questions about the proposals or the voting process, please contact your AB Advisor. Please vote today! Please do not reply to this email. This email is for informational purposes only.